SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                   May 2, 2006

                    CONSORTIUM SERVICE MANAGEMENT GROUP, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

         Texas                       0-27359                   74-2653437
      -----------                 -------------            ------------------
(State of Incorporation)     (Commission File Number )       (IRS Employer
                                                           Identification No.)

                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                  512-887-7546
                                 --------------
                         (Registrant's telephone number)

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

      The registrant ("CSMG") is filing this Current Report on Form 8-K since its motion to dismiss a material lawsuit for lack of personal jurisdiction was granted May 2, 2006.

      CSMG was sued on September 6, 2005 by Nature Coast Collections, Inc. in the Circuit Court for Hillsborough County, Florida, Nature Coast Collections, Inc. v. Consortium Service Management Group, Inc., Donald S. Robbins and Gordon
W. Allison, Case No. 05-7894. The complaint alleges that Nature Coast Collections, Inc. is the assignee of the original payee, Stonegate Management, ltd., a Costa Rican entity, of four promissory notes executed by CSMG and guaranteed by Donald S. Robbins, President of CSMG, and Gordon W. Allison, a member of CSMG's Board of Directors. The amount claimed in the lawsuit is the aggregate principal sum of $630,000, including interest, costs, and attorney fees.

      CSMG had the case removed to the Federal District Court for the Middle District of Florida. CSMG subsequently filed its motion to dismiss the case for lack of jurisdiction in Florida. On May 2, 2006, the United States District Court dismissed the case for lack of personal jurisdiction over the defendants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Consortium Service Management Group, Inc.


Date: May 4, 2006                      By: /s/ Donald S. Robbins
                                           -------------------------------------
                                           Donald S. Robbins
                                           Chief Executive Officer